SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 23: -	SUBSEQUENT EVENTS

a.
On January 4. 2021, 883,534 pre-funded warrants were exercised into 883,534 of the Company's ordinary shares at an exercise price of $0.01 per pre-funded warrant for a total amount of $9 (see Note 22b.).

b.
In January 2021, the Company entered a Controlled Equity Offering Sales Agreement. pursuant to which it issued 3,803,594 ordinary shares between January and February 2021, in an “at the market” (“ATM”) offering”, with a weighted average selling price of $7.36 per share, resulting in gross proceeds of $28,000.

c.
On February 19, 2021, the Company entered a new Controlled Equity Offering Sales Agreement. In accordance with the terms of the sales agreement, from time to time the Company may offer and sell its ordinary shares in an “ATM” offering having an aggregate offering price of up to $50,000.